SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   April 1, 2002

        MAVERICK TUBE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-10651 (Commission File Number)	43-1455766 (IRS Employer Identification No.)

16401 Swingley Ridge Road, Suite 700, Chesterfield, Missouri (Address of Principal Executive Offices)	63017 (Zip Code)

(636) 733-1600 (Registrant's telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report.)

ITEM 5.    OTHER EVENTS

         On April 1, 2002, Maverick Tube Corporation issued a press release announcing, among other things, the completion of its acquisition of Precision Tube Holding Corporation. A copy of this press release is attached to this Form 8-K as Exhibit 99.1.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (c)     Exhibits

Exhibit No.	Description

99.1	Text of Press Release dated April 1, 2002 issued by Maverick Tube Corporation.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 1, 2002

MAVERICK TUBE CORPORATION

By: /s/ Pamela G. Boone Pamela G. Boone Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Text of Press Release dated April 1, 2002 issued by Maverick Tube Corporation.